UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 1, 2009

GERMAN AMERICAN BANCORP, INC.
(Exact name of registrant as specified in its charter)

Indiana	0-11244	35-1547518
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

711 Main Street Box 810 Jasper, Indiana	47546
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (812) 482-1314

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

Webcast and Teleconference regarding Rights Offering

German American Bancorp, Inc., will be hosting a 60 minute webcast and teleconference on Monday, April 6, 2009, at 11:00 AM Eastern Time (10:00 AM Central, 9:00 AM Mountain, 8:00 AM Pacific).

The purpose of the webcast/teleconference is to discuss German American Bancorp, Inc.'s, current rights offering to its shareholders of a new issue of 8% redeemable subordinated debentures due 2019.  The debentures, and the rights offering, are described by the Company's Prospectus dated March 25, 2009, and related forms and instructions.

During the webcast/teleconference, Mark A. Schroeder, President and Chief Executive Officer, Bradley M. Rust, Executive Vice President and Chief Financial Officer, and Terri Eckerle, Shareholder Services Officer, will discuss the rights offering and how shareholders of record on March 16, 2019, may accept it.   Mr. Schroeder and Mr. Rust will also provide a brief overview of the financial performance of German American Bancorp, Inc.

To access the webcast and view the presentation slides via the Internet, please access the following URL:

http://investor.shareholder.com/media/eventdetail.cfm?eventid=67057&CompanyID=ABEA-2Q36G7&e=1&mediaKey=3F0566C802E2273A1BE591548DDB3AD2

To access the conference via telephone, dial:

Toll free: 1-877-757-0918

Toll: 1-719-234-7870

Passcode: 735668

An audio recording of the conference and the presentation slides will be archived and available through April 23, 2009, for listening and viewing by accessing the shareholder information section of the Company's website, www.germanamericanbancorp.com.

German American Bancorp, Inc., has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement (and any updates thereto) and other documents German American Bancorp, Inc., has filed with the SEC for more complete information about German American Bancorp, Inc., and this offering.   You may get these documents for free by visiting EDGAR on the SEC's web site at www.sec.gov. Alternatively, German American Bancorp, Inc., will arrange to send to you the prospectus if you request it by calling our Shareholder Relations office toll-free at 1-800-482-1314.

The subordinated debentures are not deposits at, or other obligations of, a bank or savings association and are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC).

Summary Annual Report

German American Bancorp, Inc. (the "Company") is mailing to its shareholders a Summary Annual Report for 2008 on or about April 1, 2009.   The Summary Annual Report, a copy of which is attached as Exhibit 99 to this Report on Form 8-K, is furnished as part of this Report, and in accordance with the General Instructions to Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

The Summary Annual Report should be read in conjunction with the Company’s annual report on Form 10-K for its fiscal year ended December 31, 2008, which was filed with the Securities and Exchange Commission on March 3, 2009.   Public inspection of that document (and the Company’s other SEC filings) is available via the Internet through the Shareholder Information section of the Company’s website, www.germanamericanbancorp.com.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibits

99
Summary Annual Report for 2008.  This exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERMAN AMERICAN BANCORP, INC.
Dated: April 1, 2009

By:  /s/ Mark A. Schroeder

Mark A. Schroeder
President and Chief Executive Officer

EXHIBIT INDEX

99
Summary Annual Report for 2008.  This exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.